Pier House Resort & Spa – Key West, FL Southwest IDEAS Investor Conference Company Presentation – November 2017 ASHFORD INC. (NYSE American: AINC)

In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in each company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc., Ashford Hospitality Prime, Inc., Ashford Inc., or any of their respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Safe Harbor Page 2 Southwest IDEAS Investor Conference Company Presentation – November 2017

Company Overview Focus on Hotels Ritz-Carlton – St. Thomas, V.I. Proven Performance Sofitel – Chicago, IL Multiple Paths to Growth Bardessono – Napa Valley, CA Page 3 Hotel asset management Core platform with high growth potential Growth-oriented business model Long-term value creation Southwest IDEAS Investor Conference Company Presentation – November 2017 Data as of 9/30/2017  The only publicly-traded asset manager focused solely on hospitality  40+ years as a hotel owner, operator, and investor  Manage two publicly traded lodging REITs with $7.5 billion in gross assets  Expand existing platforms accretively and accelerate returns for incentive fees  Start new investment platforms for additional base and incentive fees  Invest in or incubate strategic businesses that can achieve accelerated growth  Best-in-class hotel operational track record  Long history of accessing capital to fuel accretive growth  Outperformed peers in total shareholder returns  Strong alignment of interest with high insider ownership

September 30, 2017 ASSETS ($ in thousands) Cash and cash equivalents 44,561$ Other assets 39,451 Total assets 84,012$ LIABILITIES AND EQUITY Corporate level debt -$ Other liabilities(3) 51,690 Total liabilities 51,690 Total equity 32,322 Total liabilities and equity 84,012$ Financial Snapshot Strong balance sheet Well positioned for growth Earnings momentum Available cash Balance Sheet Data(1) Stock Data(1)  Ticker: AINC (NYSE American)  Last Price: $81.81  52-Week High: $81.81  52-Week Low: $38.11  Market Cap: $190.0M YTD 2016 YTD 2017 $12,611 YTD 2016 $3.91 YTD 2017 $4.81 $9,452 Wall Street Analyst Coverage: Bryan Maher (FBR) Earnings Data(1)  Adjusted Net Income per Share  Adjusted EBITDA ($ in thousands) +89.6% YTD TSR(1) +6.7% YTD TSR(1),(2) Page 4 Southwest IDEAS Investor Conference Company Presentation – November 2017 (1) Stock data as of 11/10/2017 (fully diluted), all other data as of 9/30/2017 (2) Average of AINC Peers: AAMC, ARES, FSAM, KW, LADR, OZM, PZN, RMR (3) Includes $436K of subsidiary debt and $1.9M of redeemable noncontrolling interest

Corporate Structure Highly-aligned platform Provide diverse return streams to shareholders Fees for advisory services Invest in high-growth businesses  Spun out from Ashford Hospitality Trust in 2014  Asset management company serving the hospitality industry  Advisor to two publicly-traded REITs  REITs have $7.5 billion of gross assets in aggregate Ashford Inc. (NYSE American: AINC)  Publicly-traded hotel REIT (NYSE: AHP)  $1.8 billion gross assets  Luxury hotels and resorts  12 hotels – nearly 3,600 rooms  Publicly-traded hotel REIT (NYSE: AHT)  $5.7 billion gross assets  Full-service and upper-upscale hotels in diversified markets  120 hotels – 25,000+ rooms Provide asset management & advisory services to REITs Pay base advisory, incentive, and other fees Make direct investments Accelerate returns & earnings growth Page 5 Southwest IDEAS Investor Conference Company Presentation – November 2017 Data as of 9/30/2017

Expansive Footprint Large, public company presence Institutional quality investment platform Robust operational infrastructure Broad geographic asset diversity Diverse Markets & Segments  Headquarters in Dallas, TX with over 100 corporate employees  One of the largest North American hotel portfolios with close to 30,000 rooms and 130+ hotels  Geographic diversity in 32 states, Washington D.C., and the U.S. Virgin Islands Park Hyatt – Beaver Creek, CO Marriott – Beverly Hills, CA The Churchill – Washington D.C. Ashford Properties Page 6 Southwest IDEAS Investor Conference Company Presentation – November 2017 Data as of 9/30/2017

Strategic Rationale

Expand asset base → *Extend additional services to REITs* → *Create growth with "accelerator" investments* → *Maximize platform value*

Strategic Fee-Based Businesses & Services

2. Value-added services beyond asset management

- **Investment Management** – Cash management, hedging & trading/execution services
- **Other Services** – Debt brokerage, insurance claim processing & other fee-based services

3. "Accelerator" investments

- **OpenKey** – Keyless entry mobile app
- **Pure Rooms** – Hypoallergenic hotel rooms
- **J&S Audio Visual**(1) – A/V, show & event services

MULTIPLE GROWING FEE STREAMS

Asset Management Services (Core Platform)

1. Base and incentive fees from REIT platforms

ASHFORD HOSPITALITY TRUST

ASHFORD HOSPITALITY PRIME

- **AINC Key Money** – Helps REITs accretively fuel asset growth
- **Potential for Future Investment Platforms**

ACCRETIVE ASSET GROWTH DRIVES FEES

70 bps base advisory fee on total market cap

High operating leverage + attractive margins

(1) Closed in Q4 2017

ASHFORD
Southwest IDEAS Investor Conference
Company Presentation – November 2017
Page 7

Asset Growth & Safety Strong balance sheet Well positioned for growth Earnings momentum Available cash Opportunistically Expand Asset Base  +25.7% CAGR since 2003 AHT IPO(1)  Spun-out luxury segment in 2013 to spur growth  Potential for select-service hotel / other platforms  Focused on creating long-term shareholder value for all platforms Systematically Preserve Asset Base  Actively manage downside risk  Interest rate derivatives produced $234M of income between 2008-2013  Managed REITs hold $520M of cash and cash equivalents(2) AINC Managed Assets(1) (LHS-$ millions) Active risk management mitigated loss of AUM during financial crisis SPX declined -38.5% during financial crisis(3) Page 8 Southwest IDEAS Investor Conference Company Presentation – November 2017 (1) Data as of 9/30/2017 and based on balance sheet total assets (2) Data as of 9/30/2017 (3) Based on SPX Index price level change in 2008

Growth Fueled by Broad Access to Capital

Long track record of accessing capital → *Broad sourcing of equity & debt capital* → *Capital markets expertise* → *Access to capital leads to growth*

Common Equity[1]

Ashford has effectively utilized the public equity markets since its IPO of Ashford Trust in 2003

- $1.3B combined market cap
  - $741 million AHT
  - $346 million AHP
  - $190 million AINC

Preferred Equity[2]

Ashford employs the use of preferred equity as a key component of its REITs' capital structures

- $568M preferred stock at AHT
  (Latest offering priced Q4 2017)
- $124M preferred stock at AHP
  (Latest offering priced Q1 2017)



COMMON EQUITY
PREFERRED EQUITY
ACCESS TO CAPITAL
INSTITUTIONAL CAPITAL
DEBT CAPITAL

Institutional Capital

Ashford & its principals have deep experience partnering with large, well-known institutions and family offices

- Prudential Real Estate
- Soros Fund Management
- Blackstone
- Olympus Partners
- Gordon Getty Trust
- Goldman Sachs

Debt Financing[2]

Ashford believes that optimal operating leverage greatly benefits shareholders

- Closed more than $9 billion of debt financings since 2003
- Currently $5B of non-recourse, property level real estate debt at managed REITs
- Sourced recent acquisition loan for J&S Audio Visual transaction

ASHFORD

Southwest IDEAS Investor Conference
Company Presentation – November 2017

(1) *Data as of 11/10/2017 (fully diluted)*
(2) *Data as of 9/30/2017*

Page 9

Accelerated Growth via Key Money Invest capital to accelerate REIT growth Mutually beneficial growth REITs acquire assets at an attractive discount Incremental AUM drives fee revenue AINC Benefits Incremental acquisitions deliver high-margin fee growth  Accretive acquisitions should drive incentive fees  Increased AUM generates base advisory fees  Incremental fees for other services and businesses further augment growth  Small amounts of capital can drive AUM growth REIT Benefits Effective purchase price decreases with key money  Further alignment of interest with manager benefits shareholders  Reduced equity investment enhances returns  Key money facilitates acquisitions that may otherwise be uneconomic Key Money generates base and incentive fees for AINC PROPERTY LEVEL DEBT REIT EQUITY PROPERTY LEVEL DEBT REIT EQUITY KEY MONEY Key Money reduces REIT effective purchase price Traditional Acquisition Key Money Acquisition Page 10 Southwest IDEAS Investor Conference Company Presentation – November 2017

Attractive Value in Advisory Agreements

Valuable, long-term contracts → *Stable, robust revenue stream* → *Intrinsic value helps protect downside* → ***Discount to peers may support stock***

Advisory Agreements

Long-term advisory agreements lock in stable, recurring revenue stream from managed REIT platforms

- 70 bps base advisory fees on total market capitalization
- Base fees cannot decrease more than 10% YoY
- Additional incentive fees based on total shareholder return outperformance
- 10-year term with 5-year (AHT) and 10-year (AHP) renewals
- Cannot be terminated without substantial payment to AINC

Resulting market cap if valued more similarly to peers (market cap / management fees)

Like AINC, AAMC has a current market capitalization below $250M

AINC Q3 2017 Base Advisory Fees[1] (annualized)



+107%
3.9x[2]
8.0x[2]
AINC Mkt Cap
AAMC Multiple

ASHFORD
Southwest IDEAS Investor Conference
Company Presentation – November 2017

(1) Data as of 9/30/2017
(2) Company Q3 2017 financials: AINC "Base advisory fee," AAMC "Management fees from RESI"

Page 11

Operational Excellence Hotel operating expertise Deliver EBITDA and RevPAR outperformance Benefits from affiliated property manager Best-in-class asset management Value Creation Through Active Management  AINC and REITs alignment drives performance  Affiliated property management delivers results  Accretive EBITDA margins and flow-throughs  Strong RevPAR gains relative to peers Hotel EBITDA Flow-Through Hotel EBITDA Margin Growth (bps) Hotel EBITDA % Change YoY Hotel RevPAR Growth YoY Operating Performance 2-Year Averages (2016 and YTD 2017 as of 9/30)(1),(2) Page 12 Southwest IDEAS Investor Conference Company Presentation – November 2017 (1) Based on reported financial results for AHT and AHP; EBITDA and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and SEC filings (2) REIT Peers: APLE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, PK, RHP, RLJ, SHO, XHR

Proven Shareholder Returns Attractive long-term returns Exceptional performance through multiple cycles Significantly outperform peers Strong alignment of insiders & shareholders Total Shareholder Returns(1),(2),(3) Since 2003 IPO 10-Year 8-Year YTD Ashford has consistently and significantly outperformed its peers over the long-term Significant TSR outperformance over multiple time periods Page 13 Southwest IDEAS Investor Conference Company Presentation – November 2017 (1) Bloomberg data as of 11/10/2017 (2) AHT Peers: CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, RLJ, SHO (3) AINC Peers: AAMC, ARES, FSAM, KW, LADR, OZM, PZN, RMR

Strong Alignment of Interests Strategy of alignment Focused on producing shareholder returns High insider ownership Alignment with managed platforms High Insider Ownership(1),(2) Ashford insiders’ and managed REITs’ high ownership percentage of AINC demonstrates a commitment to fully align themselves with shareholders, which in the past has been key to the firm’s strong performance  One of the most highly aligned management teams in the peer group  AINC’s insider and managed REITs’ ownership is more than 3x the peer average PEER AVERAGE 17.1% High insider ownership is one of the keys to Ashford’s strong long-term performance AHT Ownership 28.6% AHP Ownership 9.3% Page 14 Southwest IDEAS Investor Conference Company Presentation – November 2017 (1) Bloomberg data as of 11/10/2017 (2) Includes direct interests, indirect interests, and related party interests

Executive Leadership Hotel industry experts Seasoned veterans with excellent long-term returns Decades working together Experience throughout market cycles Monty Bennett – CEO  28 years of hospitality experience  28 years with Ashford and predecessor  Cornell School of Hotel Administration, BS  Cornell S.C. Johnson School, MBA David Brooks – COO and General Counsel  32 years of hospitality & legal experience  25 years with Ashford and predecessor  University of North Texas, BS  University of Houston, JD Mark Nunneley, CPA – CAO  32 years of hospitality experience  32 years with Ashford and predecessor  Pepperdine University, BS  University of Houston, MS Douglas Kessler – President  33 years real estate & hospitality experience  15 years with Ashford and predecessor  10 years at Goldman Sachs Whitehall Funds  Stanford University, BA & MBA Deric Eubanks, CFA – CFO  17 years of hospitality experience  14 years with Ashford  3 years with ClubCorp  Southern Methodist University, BBA Rob Hays – Chief Strategy Officer  12 years of hospitality experience  12 years with Ashford  3 years M&A at Dresser Inc. & Merrill Lynch  Princeton University, AB Jeremy Welter – EVP of Asset Management  11 years of hospitality experience  11 years with Ashford  5 years with Stephens Investment Bank  Oklahoma State University, BS Page 15 Southwest IDEAS Investor Conference Company Presentation – November 2017 Data as of 9/30/2017

Ashford Inc. (NYSE American: AINC) 14185 Dallas Parkway, Suite 1100 ● Dallas, TX 75254 P: 972-490-9600 ● www.ashfordinc.com Park Hyatt Beaver Creek Resort & Spa – Beaver Creek, CO Southwest IDEAS Investor Conference Company Presentation – November 2017

APPENDIX: STRATEGIC INVESTMENTS Hotel Yountville – Napa Valley, CA Southwest IDEAS Investor Conference Company Presentation – November 2017

Strategic Investments Overview Actively deploying capital for investment Executing on stated business strategy Deep pipeline of opportunities Ability to accelerate growth Invested and Acquired Companies Incubated Companies Lismore Capital ACCELERATOR: Invest in or incubate strategic businesses that can achieve accelerated growth through doing business with our existing platforms and by leveraging our industry knowledge ASHFORD REITS: The “accelerator” companies in turn provide the Ashford managed REITs with better service, more control, and higher profitability than the comparable market companies  Better Service  More Control  Higher Profitability Benefit to REITs Page 18 Southwest IDEAS Investor Conference Company Presentation – November 2017

Acceleration & Value Added High-growth investments Continued growing fee streams to AINC Quality assets and businesses Ability to accelerate investment returns 1. Buy Great Companies 2. Accelerate Their Growth 3. Generate Exceptional Returns Target Company Target Company Target Company Experienced team can source a variety of high-growth opportunities Integration with the Ashford portfolio immediately boosts company’s sales Grow and scale acquired companies into impactful industry players ACCELERATE SCALE INVEST  Identify great businesses with exceptional future potential  Leverage Ashford resources to significantly scale business  Integrate into the existing Ashford portfolio  Focused on products, services, and technology that cater to the lodging industry  Best-in-class companies led by best-in-class management  Expected to deliver material increase to top & bottom lines  Improve operational efficiency  Utilize management’s deep industry and capital markets knowledge and relationships  Achieve further economies of scale and market penetration  Provide institutional infrastructure Page 19 Southwest IDEAS Investor Conference Company Presentation – November 2017

J&S Audio Visual – Business Overview Highly regarded enterprise Mutually beneficial growth strategy Led by established leadership Diversified book of existing business Leading Provider of Audio Visual Services  Contracts in place with 50+ hotel and convention centers  2,500 annual events, 650 clients, and 500 venue locations  Operates throughout the U.S., Mexico, and the Dominican Republic Synergistic Relationship  Ashford to acquire an 85% controlling interest in J&S Audio Visual  Immediately roll expiring Ashford contracts to J&S Audio Visual  Footprint in the United States and Canada J&S is one of the largest independent providers of audio visual and events services, including: ● Hospitality Services ● Show and Event Services ● Creative Services ● Design and Integration  Transaction closed in Q4 2017 Page 20 Southwest IDEAS Investor Conference Company Presentation – November 2017

OpenKey – Business Overview

Incubation of a hotel mobile tech company → *Disruptive business model* → *"First-mover" advantage* → ***Potential for extraordinary future growth***



openkey
Tap Your Phone Against Lock
To Open Door

Consumer-Friendly Mobile App

- Provides guests with hotel room keys prior to arrival
- Allows guests to go directly to their hotel room by **skipping the front desk** check-in
- Notifies hotel management of guests' arrival when room door is unlocked

Accretive earnings flow to AINC

Unprecedented Industry Growth

- OpenKey is the global market leader in universal mobile keyless entry in hotels
- Over **300% YoY growth** in hotel subscriber base[(1)]
- Expected to have **35,000 hotel rooms** under contract over the next 12-18 months
- Currently serving **hotels in eight countries** on four continents

(1) Data as of 6/30/2017

ASHFORD
Southwest IDEAS Investor Conference
Company Presentation – November 2017
Page 21

PURE – Business Overview Responding to market demand Immediate impact to AINC Higher premiums for allergy-friendly rooms Proven technology and business strategy PURE Room Solutions  Patented process eliminates 98-100% of viruses, bacteria, and other irritants  Serving 2,400+ rooms in 150+ hotels  Leading provider of hypo-allergenic rooms to the hospitality industry Increasing Market Demand(1)  Third most common chronic disease in children under 18 years old  Allergic diseases, including asthma, are the 5th leading chronic disease  1 in 4 people suffer from respiratory allergies and/or asthma Accretive earnings flow to AINC  More Americans than ever before have allergies Disinfect Air Handling Unit PURE CleanTM PURE Air Purifier High Ozone Shock Treatment KEY COMPONENTS  Footprint in the United States and Canada Page 22 Southwest IDEAS Investor Conference Company Presentation – November 2017 (1) Asthma and Allergy Foundation of America and Allergy & Asthma Network

Ashford Inc. (NYSE American: AINC) 14185 Dallas Parkway, Suite 1100 ● Dallas, TX 75254 P: 972-490-9600 ● www.ashfordinc.com Park Hyatt Beaver Creek Resort & Spa – Beaver Creek, CO Southwest IDEAS Investor Conference Company Presentation – November 2017